                       PACIFIC GAS AND ELECTRIC COMPANY
                              STOCK OPTION PLAN
          (As amended and restated effective as of January 1, 1996)*


1.  Purpose of the Plan
    -------------------

          This is the controlling and definitive statement of the Pacific Gas and Electric Company Stock Option Plan, as amended and restated herein (hereinafter called the PLAN/1/). The purpose of the PLAN is to advance the interests of the COMPANY by providing ELIGIBLE PARTICIPANTS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the COMPANY. It is the intent of the COMPANY to reward those ELIGIBLE PARTICIPANTS who have a significant impact on improved long-term corporate achievements. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E, the costs of the PLAN will be funded from corporate earnings.


2.  Plan Administration
    -------------------

          The PLAN shall be administered by the COMMITTEE, which shall be constituted in such a manner as to comply with the rules governing a plan intended to qualify as a discretionary plan under RULE 16b-3.

          Subject to the provisions of the PLAN, the COMMITTEE shall have full and final authority, in its sole discretion:

          (a) to determine the ELIGIBLE PARTICIPANTS to whom OPTIONS shall be granted and the number of shares of COMMON STOCK to be awarded under each OPTION, based on the recommendation of the CHIEF EXECUTIVE OFFICER (except that awards to the CHIEF EXECUTIVE OFFICER shall be shall be based on the recommendation of the BOARD OF DIRECTORS); provided, however, that the number of shares of COMMON STOCK to be awarded under each OPTION shall be subject to the limitations specified in Section 5 hereof;

          (b) to determine the time or times at which OPTIONS shall be granted;

          (c) to designate the OPTIONS being granted as ISOS or NON-QUALIFIED STOCK OPTIONS;

------------------
/1/ Capitalized words are defined in Section 20 hereof.

 * Subject to shareholder approval at the 1996 annual meeting, scheduled for April 17, 1996.

          (d) to vary the OPTION vesting schedule described in Section 11 hereof;

          (e) to determine the terms and conditions, not inconsistent with the terms of the PLAN, of any OPTION granted hereunder (including, but not limited to, the consideration and method of payment for shares purchased upon the exercise of an OPTION, and any vesting acceleration or exercisability provisions in the event of a CHANGE IN CONTROL or TERMINATION), based in each case on such factors as the COMMITTEE shall deem appropriate;

          (f) to approve forms of agreement for use under the PLAN;

          (g) to construe and interpret the PLAN and any related OPTION agreement and to define the terms employed herein and therein;

          (h) except as provided in Section 18 hereof, to modify or amend any OPTION or to waive any restrictions or conditions applicable to any OPTION or the exercise thereof;

          (i) except as provided in Section 18 hereof, to prescribe, amend and rescind rules, regulations and policies relating to the administration of the PLAN;

          (j) except as provided in Section 18 hereof, to suspend, terminate, modify or amend the PLAN;

          (k) to delegate to one or more agents such administrative duties as the COMMITTEE may deem advisable, to the extent permitted by applicable law; and

          (l) to make all other determinations and take such other action with respect to the PLAN and any OPTION granted hereunder as the COMMITTEE may deem advisable, to the extent permitted by applicable law.

          Notwithstanding the provisions contained in the foregoing paragraph, the CHIEF EXECUTIVE OFFICER shall have the authority, in his sole discretion:
(a) to grant OPTIONS to any ELIGIBLE PARTICIPANT who, at the time of the OPTION grant, (i) is not an officer of the COMPANY or a DIRECTOR, and (ii) if such ELIGIBLE PARTICIPANT is an EMPLOYEE, is receiving an annual salary which is below the level which requires approval by the COMMITTEE; (b) to determine the time or times at which OPTIONS shall be granted to such ELIGIBLE PARTICIPANTS;
(c) to designate the OPTIONS being granted to such ELIGIBLE PARTICIPANTS as ISOS or NON-QUALIFIED STOCK OPTIONS; and (d) to vary the OPTION vesting schedule described in Section 11 hereof for the OPTIONS granted to such ELIGIBLE PARTICIPANTS; provided, however, that (x) all grants of OPTIONS by the CHIEF EXECUTIVE OFFICER shall conform to the guidelines previously approved by the

COMMITTEE, and (y) the number of shares of COMMON STOCK to be awarded under each OPTION shall be subject to the limitations specified in Section 5 hereof.


3.  Shares of Stock Subject to the Plan
    -----------------------------------

          There shall be reserved for use under the PLAN and for the grant of any other incentive awards pursuant to the PROGRAM (subject to the provisions of Section 14 hereof) a total of 23,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E.

          If any OPTION expires or terminates for any reason without having been exercised in full, then any unexercised, shares which were subject to such OPTION (except shares as to which a related TANDEM SAR has been exercised) shall again be available for the future grant of OPTIONS under the PLAN (unless the PLAN has terminated). In addition, shares may be reused or added back to the PLAN to the extent permitted by applicable law.

4.  Eligibility
    -----------

          OPTIONS will be granted only to ELIGIBLE PARTICIPANTS. ISOS will be granted only to EMPLOYEES. The COMMITTEE, in its sole discretion, may grant OPTIONS to an ELIGIBLE PARTICIPANT who is a resident or citizen of a foreign country, with such modifications as the COMMITTEE may deem advisable to reflect the laws, tax policy or customs of such foreign country.

          The PLAN shall not confer upon any OPTIONEE any right to continuation of employment, service as a DIRECTOR or consulting relationship with the COMPANY; nor shall it interfere in any way with the right of the OPTIONEE or the COMPANY to terminate such employment, service as a DIRECTOR or consulting relationship at any time, with or without cause.

5.  Limitation on Options and SARs Awarded to Any Eligible Participant
    ------------------------------------------------------------------

          The aggregate number of shares of COMMON STOCK with respect to which any ELIGIBLE PARTICIPANT may be granted OPTIONS and SARS under the PLAN during any calendar year shall in no event exceed two percent (2%) of the total number of shares reserved for use under the PLAN.

6.  Designation of Options
    ----------------------

          At the time of the grant of each OPTION under the PLAN, the COMMITTEE (or the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) shall determine whether such OPTION is to be designated as an ISO or a NON-QUALIFIED STOCK OPTION; provided, however, that ISOS may be granted only to EMPLOYEES.

          Notwithstanding such designation, to the extent that the aggregate FAIR MARKET VALUE (determined for each share as of the date of grant of the OPTION covering each share) of the shares with respect to which OPTIONS designated as ISOS become exercisable for the first time by any OPTIONEE during any calendar year exceeds $100,000, such OPTIONS shall be treated as NON-QUALIFIED STOCK OPTIONS.

          OPTIONS shall be awarded at no cost to the OPTIONEE.

7.  Option Price
    ------------

          The OPTION PRICE of the COMMON STOCK under each OPTION issued shall be the FAIR MARKET VALUE of the COMMON STOCK on the date of grant.

8.  Stock Appreciation Rights
    -------------------------

          At the discretion of the COMMITTEE, an OPTION may be granted with or without a TANDEM SAR which permits the OPTIONEE to surrender unexercised an OPTION or portion thereof and to receive in exchange a payment having a value equal to the difference between (x) the FAIR MARKET VALUE of the COMMON STOCK covered by the surrendered portion of the OPTION on the date the SAR is exercised and (y) the OPTION PRICE for such COMMON STOCK. The SAR is subject to the same terms and conditions as the related OPTION, except that (i) the SAR may be exercised only when there is a positive spread (i.e., when the FAIR MARKET VALUE of the COMMON STOCK subject to the OPTION exceeds the OPTION PRICE), (ii) in accordance with Section 9 hereof, payment of the DEA (if any) to the OPTIONEE may be restricted, and (iii) if the OPTIONEE is a SECTION 16 OFFICER, DIRECTOR or other person whose transactions in the COMMON STOCK are subject to Section 16(b) of the EXCHANGE ACT, the SAR may be exercised only during the period beginning on the third (3rd) business day following the date of release of the COMPANY'S quarterly or annual statement of earnings and ending on the twelfth
(12th) business day following such date. Upon the exercise of a SAR, the number of shares subject to exercise under the related OPTION shall be automatically reduced by the number of shares represented by the OPTION or portion thereof surrendered. No payment will be required from the OPTIONEE upon the exercise of a SAR, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld.

9.  Dividend Equivalent Account
    ---------------------------

          At the discretion of the COMMITTEE, an OPTION may be granted with or without TANDEM DIVIDEND EQUIVALENTS. When an OPTION is granted with TANDEM DIVIDEND EQUIVALENTS, a Dividend Equivalent Account ("DEA") shall be established for the OPTIONEE. This DEA shall be credited quarterly on each dividend record date with dividends which would have been paid on the COMMON STOCK subject to the unexercised portion of the OPTION (including any portion which has not yet vested on the record date), if such portion had been exercised. Except as provided in Section 12(d) hereof, at the time the OPTION or any related SAR is exercised, the OPTIONEE shall receive all funds which have accumulated in the DEA with respect to the shares of COMMON STOCK for which the OPTION or SAR is being exercised; provided, however, that if the OPTIONEE exercises a SAR, such DEA funds shall only be paid to the OPTIONEE if (i) the percentage increase in the FAIR MARKET VALUE of the COMMON STOCK over the OPTION PRICE averages at least five percent (5%) per year for the first five (5) years after the grant, or (ii) in the case of OPTIONS held for longer than five (5) years from the date of grant, such FAIR MARKET VALUE has increased by at least twenty-five percent (25%) over the OPTION PRICE.

10. Terms of Options
    ----------------

          The term of each ISO shall be for ten (10) years from the date of grant, subject to earlier termination as provided in Section 12 hereof. The term of each NON-QUALIFIED STOCK OPTION shall be ten (10) years and one (1) day from the date of grant, subject to earlier termination as provided in Section 12 hereof. Any provision of the PROGRAM to the contrary notwithstanding, no OPTION shall be exercised after the time limitations stated in this Section 10.

11.  Limitations on Exercise
     -----------------------

          (a) Each OPTION granted under the PROGRAM shall become exercisable and vested only to the following extent: (i) up to one-third (1/3) of the OPTIONS granted may be exercised on or after the second (2nd) anniversary of the date of grant; (ii) up to two-thirds (2/3) of the OPTIONS granted may be exercised on or after the third (3rd) anniversary of the date of grant; and (iii) up to one hundred percent (100%) of the OPTIONS granted may be exercised on or after the fourth (4th) anniversary of the date of grant.

          (b) No OPTION under the PROGRAM designated by the COMMITTEE as an ISO and granted before January 1, 1987 may be exercised while there is outstanding in the hands of the OPTIONEE any ISO which was granted before the granting of the ISO hereunder sought to be exercised. For this purpose an ISO shall be treated as outstanding until such OPTION is (i) exercised in full, (ii) surrendered in full by exercising SARS pursuant to Section 8 hereof, or (iii) rendered void by reason of lapse of time.

12.  Termination of Employment or Relationship with the Company
     ----------------------------------------------------------

          (a) In the event of a TERMINATION by reason of a discharge or TERMINATION FOR CAUSE, any unexercised OPTIONS theretofore granted to an OPTIONEE under the PROGRAM shall forthwith terminate.

          (b) In the event of a TERMINATION by reason of RETIREMENT, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE shall have the right to exercise such OPTIONS in full at any time within their respective terms or within five (5) years after such RETIREMENT, whichever is shorter. This five-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after RETIREMENT. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within five (5) years after RETIREMENT, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. Notwithstanding the foregoing, any ISOS held by the OPTIONEE may be exercised only within their respective terms or within three (3) months after RETIREMENT, whichever is shorter.

          (c) In the event of a TERMINATION by reason of disability or death, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE (or the OPTIONEE'S estate or a person who acquired the right to exercise such OPTIONS by bequest or inheritance) shall have the right to exercise such OPTIONS at any time within their respective terms or within one (1) year after the date of such TERMINATION, whichever is shorter. The term "disability" shall, for the purposes of the PLAN, be defined in Section 22(e)(3) of the CODE.

          (d) In the event of a TERMINATION by reason of a divestiture or change in control of a subsidiary of PG&E, which divestiture or change in control results in such subsidiary no longer qualifying as a subsidiary corporation under Section 424(f) of the CODE, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE shall have the right to exercise such OPTIONS in full at any time within their respective terms or within three (3) years after such TERMINATION, whichever is shorter. This three-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after such TERMINATION. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within three (3) years after such TERMINATION, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. Notwithstanding the foregoing, any ISOS held by the OPTIONEE may be exercised only within their respective terms or within three (3) months after such TERMINATION, whichever is shorter.

          (e) In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) through (d) above, (i) any unexercised OPTION or OPTIONS granted under the PROGRAM shall be deemed cancelled and terminated forthwith, except that the OPTIONEE may exercise any unexercised OPTIONS theretofore granted which are otherwise exercisable and vested within the provisions of Section 11(a) hereof, during the balance of their respective terms or within thirty (30) days of such TERMINATION, whichever is shorter, and (ii) the DEA (if any) shall not be credited with any dividends paid after the date of such TERMINATION.

          (f) Notwithstanding the provisions of subparagraphs (a) through (e) above, the COMMITTEE may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

13.  Payment for Shares Upon Exercise of Options
     -------------------------------------------

          The exercise of any OPTION shall be contingent upon receipt by the COMPANY of (i) cash (including any DEA funds payable to the OPTIONEE in connection with the exercise of such OPTION), (ii) check, (iii) shares of COMMON STOCK, (iv) an executed exercise notice together with irrevocable instructions to a broker to either sell the shares subject to the OPTION or hold such shares as collateral for a margin loan and to promptly deliver to the COMPANY the amount of sale or loan proceeds required to pay the OPTION PRICE, (v) any combination of the foregoing in an amount equal to the full OPTION PRICE of the shares being purchased, or (vi) such other consideration and method of payment, other than a note from the OPTIONEE, as the COMMITTEE, in its sole discretion, may allow (which, in the case of an ISO shall be determined at the time of grant), to the extent permitted by applicable law. For purposes of this paragraph, shares of COMMON STOCK that are delivered in payment of the OPTION PRICE must have been previously owned by the OPTIONEE for a minimum of one year, and shall be valued at their FAIR MARKET VALUE as of the date of the exercise of the OPTION. The COMPANY shall not make loans to any OPTIONEE for the purpose of exercising OPTIONS.

14.  Adjustments Upon Changes in Number or Value of Shares of Common Stock
     ---------------------------------------------------------------------

          If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

15.  Non-Transferability of Options
     ------------------------------

          An OPTION shall not be transferable by the OPTIONEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder. During the lifetime of the OPTIONEE, an OPTION may be exercised only by the OPTIONEE or by an alternate payee under a qualified domestic relations order.

16. Change in Control
    -----------------

          Upon the occurrence of a CHANGE IN CONTROL (as defined below):

          (a) Any time periods relating to the exercise of any OPTION granted hereunder shall be accelerated so that such OPTION may be immediately exercised in full; and

          (b) The COMMITTEE may offer any OPTIONEE the option of having the COMPANY purchase his or her OPTION for an amount of cash which could have been attained upon the exercise of such OPTION had it been fully exercisable;

unless the COMMITTEE in its sole discretion determines that such CHANGE IN CONTROL will not adversely impact the OPTIONEES of OPTIONS hereunder and is in the best interests of the shareholders of PG&E. The COMMITTEE may make such further provisions with respect to a CHANGE IN CONTROL as it shall deem equitable and in the best interests of the shareholders of PG&E. Such provision may be made in any agreement relating to any OPTION granted hereunder, by amendment to any such agreement or by resolution of the COMMITTEE.

          The phrase "CHANGE IN CONTROL" shall have such meaning as ascribed thereto from time to time by the COMMITTEE and set forth in any agreement relating to any OPTION granted hereunder or by resolution of the COMMITTEE; provided, however, that, notwithstanding the foregoing, a "CHANGE IN CONTROL" shall be deemed to have occurred if:

          (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E representing twenty percent (20%) or more of the combined voting power of PG&E's then outstanding securities;

          (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of PG&E, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

          (c) the shareholders of PG&E shall have approved (i) any consolidation or merger of PG&E in which PG&E is not the continuing or surviving corporation or pursuant to which shares of COMMON STOCK are converted into cash, securities or other property, other than a merger of PG&E in which the holders of the COMMON STOCK immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the COMPANY, or (iii) any plan or proposal for the liquidation or dissolution of PG&E.

          Notwithstanding the foregoing, the phrase "CHANGE IN CONTROL" shall not apply to any reorganization or merger initiated voluntarily by PG&E in which PG&E is the continuing surviving entity.

17.  Listing and Registration of Shares
     ----------------------------------

          Each OPTION shall be subject to the requirement that if at any time the COMMITTEE shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, including the California Public Utilities Commission, is necessary or desirable as a condition of, or in connection with, the granting of such OPTION or the issue or purchase of shares thereunder, such OPTION may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the COMMITTEE.

18.  Amendment and Termination of the Plan and Options
     -------------------------------------------------

          The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with RULE 16b-3 or with Section 422 of the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

          No suspension, termination, modification or amendment of the PLAN may, without the consent of the OPTIONEE, adversely affect his or her rights under OPTIONS theretofore granted to such OPTIONEE. In the event of amendments to the CODE or applicable rules or regulations relating to ISOS subsequent to the date hereof, the COMPANY may amend the PLAN, and the COMPANY and OPTIONEES holding OPTION agreements may agree to amend outstanding OPTION agreements, to conform to such amendments.

          The COMMITTEE may make such amendments or modifications in the terms and conditions of any OPTION as it may deem advisable, or cancel or annul any grant of an OPTION; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the OPTIONEE, adversely affect his or her rights under such OPTION; and provided further the COMMITTEE may not reduce the OPTION PRICE or purchase price of any OPTION or OPTION below the original OPTION PRICE or purchase price.

          Notwithstanding the foregoing, the COMMITTEE reserves the right, in its sole discretion, to (i) convert any outstanding ISOS to NON-QUALIFIED STOCK OPTIONS, (ii) to require a OPTIONEE to forfeit any unexercised or unpurchased OPTIONS, any shares received or purchased pursuant to an OPTION, or any gains realized by virtue of the receipt of an OPTION in the event that such OPTIONEE competes against the COMPANY, and (iii) to cancel or annul any grant of an OPTION in the event of a OPTIONEE'S TERMINATION FOR CAUSE. For purposes of the PROGRAM, "TERMINATION FOR CAUSE" shall include, but not be limited to, termination because of dishonesty, criminal offense or violation of a work rule, and shall be determined by, and in the sole discretion of, the COMMITTEE.

19.  Effective Date of the Plan and Duration
     ---------------------------------------

          The PLAN first became effective as of January 1, 1992. It has since been amended and restated. The amended and restated PLAN shall become effective as of January 1, 1996, provided the amended and restated PROGRAM is approved by the shareholders of PG&E within twelve (12) months following the date of adoption by the BOARD OF DIRECTORS. Unless terminated sooner pursuant to
Section 18 hereof, the PLAN shall terminate on December 31, 2005.

20.    Definitions
       -----------

       a.  BOARD OF DIRECTORS means the Board of Directors of PG&E.
           ------------------

       b.  CHANGE IN CONTROL has the meaning set forth in Section 16 hereof.
           -----------------

       c.  CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of PG&E.
           -----------------------

       d.  CODE means the Internal Revenue Code of 1986, as amended from time to
           ----
           time.

       e.  COMMITTEE means the Nominating and Compensation Committee of the
           ---------
           BOARD OF DIRECTORS or any successor to such committee.

       f.  COMMON STOCK means common shares of PG&E with a par value of $5.00
           ------------
           per share and any class of common shares into which such common shares hereafter may be converted.

       g. COMPANY means PG&E, and any parent corporation (as defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

       h.  CONSULTANT means any person, including an advisor, who is engaged by
           ----------
           the COMPANY to render services.

       i.  DEA means a Dividend Equivalent Account described in Section 9
           ---
           hereof.


       j.  DIRECTOR means any person who is a member of the BOARD OF DIRECTORS
           --------
           or the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

        k. DIVIDEND EQUIVALENT means a right that entitles the OPTIONEE to
           -------------------
           receive cash or COMMON STOCK based on the dividends declared on the COMMON STOCK covered by such right.

        l. ELIGIBLE PARTICIPANT means any KEY EMPLOYEE. It also means, if so
           --------------------
           identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), other EMPLOYEES, DIRECTORS, CONSULTANTS, employees or consultants of any affiliates of PG&E, and other persons whose participation in the PROGRAM is deemed by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) to be in the best interests of the COMPANY; provided, however, that DIRECTORS who are not EMPLOYEES shall not be ELIGIBLE PARTICIPANTS for purposes of the PLAN.

         m.  EMPLOYEE means any person who is employed by the COMPANY. The
             --------
             payment of a director's fee or consulting fee by the COMPANY shall not be sufficient to constitute "employment" by the COMPANY.

         n.  ERISA means the Employee Retirement Income Security Act of 1974, as
             -----
             amended.

         o.  EXCHANGE ACT means the Securities Exchange Act of 1934, as
             ------------
             amended.

         p.  FAIR MARKET VALUE means the closing price of the COMMON STOCK
             -----------------
             reported on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

         q.  ISO means an OPTION intended to qualify as an incentive stock
             ---
             option under Section 422 of the CODE.

         r.  KEY EMPLOYEE means the Corporate Secretary, Treasurer, Vice
             ------------
             Presidents and other executive officers of PG&E above the rank of Vice President. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), executive officers of wholly-owned subsidiaries of PG&E (including subsidiaries which become such after adoption of the PROGRAM) and any other key management employee of PG&E or any wholly-owned subsidiary of PG&E.

         s.  NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.
              ---------------------

         t.  NON-QUALIFIED STOCK OPTION means any OPTION which is not an ISO.
             --------------------------

         u.  OPTION means an option to purchase shares of COMMON STOCK granted
             ------
             under the PLAN.

         v.  OPTIONEE means the ELIGIBLE PARTICIPANT receiving the OPTION, or
             --------
             his or her legal representative, legatees, distributees or alternate payees, as the case may be.

         w.  OPTION PRICE means the purchase price for the COMMON STOCK
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             upon exercise of an OPTION.

         x.  PG&E means Pacific Gas and Electric Company, a California
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             corporation.

         y.  PLAN means this Stock Option Plan as amended and restated herein
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             and as may be amended from time to time, or any successor plan which the COMMITTEE may adopt from time to time with respect to the grant of OPTIONS under the PROGRAM.

         z.  PROGRAM means the Pacific Gas and Electric Company Long-Term
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             Incentive Program, as amended and restated effective as of January
             1, 1996 and as may be amended from time to time, pursuant to which the PLAN is adopted.

        aa.  RETIREMENT means the Actual Retirement Date under the PG&E
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             Retirement Plan.

        ab.  RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor
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             to Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

        ac.  SAR means a stock appreciation right whose value is based on the
             ---
             increase in the FAIR MARKET VALUE of the COMMON STOCK covered by such right.

        ad.  SECTION 16 OFFICER means any person who is designated by the BOARD
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             OF DIRECTORS as an executive officer of PG&E and any other person who is designated as an officer of PG&E for purposes of Section 16 of the EXCHANGE ACT.

        ae.  TANDEM refers to a DIVIDEND EQUIVALENT or SAR (as the case may be)
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             granted in conjunction with an OPTION.

        af.  TERMINATION occurs when an EMPLOYEE ceases to be employed by the
             -----------
             COMPANY as a common law employee, when a DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), or when the relationship between the COMPANY and a CONSULTANT or other ELIGIBLE PARTICIPANT terminates, as the case may be.

        ag.  TERMINATION FOR CAUSE has the meaning set forth in Section 12
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             hereof.


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